Exhibit 99.1

INVESTOR AND ANALYST POWER POINT PRESENTATION

U.S. GOLD CORPORATION

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Exploration Program

•                  2 yr. program

•                  US$30 million planned

•                  400,000 ft of drilling

•                  Targeting untested depths